OTHER INCOME (EXPENSE), NET	12 Months Ended
Dec. 31, 2020
Other Income And Expenses [Abstract]
OTHER INCOME (EXPENSE), NET

NOTE 12-OTHER INCOME (EXPENSE), NET

Other income (expense), net consists of the following:

	Years ended December 31,
	2020	2019	2018
	(in thousands)
Foreign exchange loss	$(2,934)	$(3,880)	$(2,610)
Tax reversal for expiration of the statute of limitations(1)	—	1,182	—
Reversal of water conservancy fund	—	—	468
Gain on liquidation of subsidiary	—	—	909
An aged account payable write-off(2)	—	3,161	—
Gain from investment	347	—	—
Other	421	409	589
Total	$(2,166)	$872	$(644)

(1)	In 2019, approximately $1.2 million reversal of ASC 460 reserve due to expiration of the related statute of limitations.
(2)	In 2019, the Company reversed an aged account payable balance due to the expiration of the related statute of limitations in India.